UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04264

Name of Fund: Merrill Lynch California Insured Municipal Bond Fund of Merrill
              Lynch California Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 02/28/06

Item 1 - Report to Stockholders

Semi-Annual Report
February 28, 2006

Merrill Lynch
California Insured
Municipal Bond Fund
Of Merrill Lynch California Municipal Series Trust

Merrill Lynch California Insured Municipal Bond Fund

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Trustees and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.

Portfolio Information as of February 28, 2006

                                                                      Percent of
Distribution by Market Sector                                  Total Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ........................................               64.2%
General Obligation Bonds ...................................               23.9
Prerefunded Bonds ..........................................               11.5
Mutual Funds ...............................................                0.3
Other* .....................................................                0.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ....................................................               93.4%
AA/Aa ......................................................                0.8
A/A ........................................................                0.7
NR (Not Rated) .............................................                4.7
Other* .....................................................                0.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in mutual funds and short-term investments.


2   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006

A Letter From the President

Dear Shareholder

Financial markets began 2006 with a return to volatility following a fairly uninspiring 2005. For the six- and 12-month periods ended February 28, 2006, most major market indexes landed in positive territory:

Total Returns as of February 28, 2006                                   6-month        12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             + 5.93%         + 8.40%
-----------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                            +10.24          +16.59
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)       +15.14          +17.41
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.11          + 2.74
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.99          + 3.87
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                       + 1.89          + 3.27
-----------------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed) increased interest rates 200 basis points (2.00%) over the past 12 months, bringing the target federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its rate-hiking program. Still, most observers expect at least one more interest rate hike before the Fed pauses in its tightening campaign.

U.S. economic growth, which came in at 4.1% in the third quarter of 2005, fell to 1.6% in the fourth quarter. Growth is expected to reaccelerate in the first quarter of 2006, although the economy is likely to feel some pressure in the quarters ahead as the consumer sector seems to be softening. Capital spending by businesses, however, appears relatively strong. Overall corporate health, including strong company balance sheets, helped prompt robust dividend-distribution, share-buyback and merger-and-acquisition activity in 2005, a trend that has continued in 2006. This, as well as reasonably good company earnings and low core inflation, has been supportive of U.S. stocks despite the headwinds of rising interest rates and high energy prices. Many international equity markets have fared even better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term interest rates advanced more moderately. After flattening dramatically in 2005, the Treasury curve recently has been toying with bouts of inversion, whereby short-term yields have surpassed long-term yields. At period-end, the six-month Treasury bill offered the highest yield on the curve at 4.74%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial advisor and to make portfolio changes, as needed. For timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.

                                                        Sincerely,


                                                        /s/ Robert C. Doll, Jr.

                                                        Robert C. Doll, Jr.
                                                        President and Trustee


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006   3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed the average return of its comparable Lipper category of California Insured Municipal Debt Funds for the period while also providing an above-average yield.

Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term bond yields generally rose as their prices, which move in the opposite direction, declined. Investors appeared to disregard signs of slowing economic growth, reflected in gross domestic product growth of just 1.6% in the fourth quarter of 2005, and instead focused on potential inflationary pressures and continued short-term interest rate increases by the Federal Reserve Board (the Fed). This helped push bond yields higher over the past six months.

For its part, the Fed has continued to raise short-term interest rates at each of its meetings during the period, bringing the federal funds rate to 4.5%. Given little expectation that the Fed's monetary tightening cycle will end in early 2006, the yield curve continued to flatten with shorter interest rates increasing more than longer ones. At the end of February 2006, 30-year U.S. Treasury bond yields had risen 25 basis points (.25%) to 4.51%, while 10-year Treasury yields rose 53 basis points to 4.55% and two-year Treasury yields rose 85 basis points to 4.69%. The result was an inverted Treasury yield curve.

Notably, the municipal yield curve has maintained a positive slope. According to Municipal Market Data, AAA-rated tax-exempt bonds maturing in 30 years saw their yields increase eight basis points to 4.30%, while yields on AAA-rated issues maturing in 10 years increased 25 basis points to end the period at 3.75%. The tax-exempt market's positive technical position has allowed municipal bond prices to decline less than those of taxable bonds.

Supporting the recent outperformance of the municipal bond market has been a dramatic slowdown in the issuance of new long-term tax-exempt bonds. In 2005, more than $408 billion in new long-term tax-exempt bonds was underwritten, representing a new annual record and an increase of over 13% compared to 2004. For the six-month period ended February 28, 2006, $172 billion in long-term municipal bonds was issued, a decline of 1.5% compared to the same period a year ago. More recently, new-issue volume has declined at an even faster rate. In the past three months, $76 billion in new long-term tax-exempt bonds was marketed, a decline of 16% compared to the same three months a year ago. The record level of new issuance in 2005 was largely triggered by a 47% increase in refunding activity as issuers took advantage of historically low bond yields and a flattening yield curve to refinance outstanding higher-couponed debt. So far in 2006, refunding issuance has declined more than 55% relative to the first two months of 2005. It remains to be seen if this decline is the beginning of a sustained trend toward a significant decline in refunding issuance. This is important, as analysts' estimates for new-issue supply for 2006, currently in the $340 billion - $370 billion range, are largely dependant on modest declines in refunding activity. Should the current trend continue, new-issue supply projections for this year could be adjusted lower.

Investor demand for municipal product has remained strong. As reported by the Investment Company Institute (ICI), for all of 2005, long-term municipal bond funds received net new monies of $5.04 billion. This represented a sharp reversal from the $3.67 billion outflow in 2004. January 2006 data from ICI indicates that tax-exempt mutual funds have continued to experience positive cash flows, receiving over $2 billion for the month, more than twice that received in January 2005.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.

How did the Fund perform during the period?

For the six-month period ended February 28, 2006, Merrill Lynch California Insured Municipal Bond Fund's Class A, Class B, Class C and Class I Shares had total returns of +1.34%, +1.14%, +1.09% and +1.39%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned +.99%, and its comparable Lipper category of California Insured Municipal Debt Funds had an average return of +.85%. (Funds in this Lipper category invest primarily in securities exempt from taxation in California and insured as to timely payment.)


4   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006

The Fund's outperformance for the period is mainly attributable to our long-standing focus on generating the highest possible degree of tax-exempt income for our shareholders. To that end, we have maintained an above-average level of coupon accrual, which provides the defensive structure that outperforms in a slightly rising interest rate environment such as we experienced during this six-month period. Overall, our intention has been to limit net asset value volatility in the portfolio while generating a relatively high level of income. We accomplished this while maintaining a high degree of credit quality.

Describe conditions in the State of California.

Currently, California general obligation bonds hold credit ratings of A2 from Moody's, A from Standard & Poor's and A from Fitch. Despite some talk of a possible credit-rating upgrade, that had not come to fruition as of year-end 2005.

In a recent State of the State address, Governor Schwarzenegger outlined a $222 billion construction plan to fund transportation, education, corrections, ports and water projects. The proposal includes $68 billion in borrowings during the next 10 years, with the first authorization to come on the June 2006 ballot. If implemented, the plan would essentially maximize the state's borrowing capacity through 2018 and would establish a strict cap on borrowing with no more than 6% of the general fund reserves for debt repayment.

We believe some of the plan may go forward, but the initial amount of $68 billion seems unlikely in the intermediate term. The state's overall budget situation has improved, although this is solely due to revenue increases originating from the improving economic environment. Thus far, no new structural reforms have been enacted to address expenditures.

What changes were made to the portfolio during the period?

Portfolio activity was focused primarily on approaching a more neutral duration posture, a stance advocated by our in-house Municipal Investment Committee. In prior periods, we managed with a more defensive interest rate posture in an effort to mute price volatility in case of rising interest rates. In October and early November, an increase in interest rates did occur, and we viewed this as an opportunity to extend the Fund's duration. A relatively active new-issue calendar provided an ample supply of California municipal bonds to achieve a degree of this restructuring. We were able to purchase longer-dated securities, along with some zero-coupon holdings, to bring the Fund's duration exposure closer to that of its Lipper peers.

Also during the period, we were faced with the challenge of reinvesting the proceeds from bond redemptions that had occurred. Given already tight credit spreads, we saw little value in purchasing lower-rated issues, as the additional income associated with them was not enough to compensate for their heightened risk profile. Instead, we used the derivatives market to take advantage of what was still a relatively steep tax-exempt yield curve. We were able to pick up some yield by using AAA-rated inverse floaters, accepting slight extension risk but avoiding the lower-rated credits that come with more risk but little additional yield. In fact, one of our land-based tax increment issues for Orange County Community Facilities District, a lower-rated credit, was sold during the period at a yield of 5.15%. This compared to insured bonds yielding within 50 basis points at the time of the sale. When necessary, we sold prerefunded bonds to raise the cash needed to finance the purchase of longer-duration securities.

How would you characterize the Fund's position at the close of the period?

At the beginning of 2005, the average coupon in the portfolio was approximately 5.90%. Due to redemptions, the Fund's average coupon began 2006 at 5.75%, still well above the industry average and the 4.30% yield of AAA-rated, 30-year municipal bonds as measured by Municipal Market Data.

In terms of interest rate exposure, the Fund ended the period with a slightly defensive to neutral posture. Consensus thinking among market participants and economists is that a fairly benign trading range will follow the eventual end of Fed tightening. Our focus on maintaining the Fund's high current yield is well suited to such a stable interest rate environment. Any changes to our current positioning will likely depend on future economic releases and how that data is interpreted by the Fed under new Chairman Ben Bernanke.

Walter C. O'Connor, CFA
Vice President and Portfolio Manager

March 14, 2006


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006   5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser reimbursed a portion of its fee. Without such reimbursement, the Fund's total returns may have been lower.

Recent Performance Results

                                                                  6-Month           12-Month        10-Year      Standardized
As of February 28, 2006                                         Total Return      Total Return   Total Return    30-Day Yield
=============================================================================================================================
ML California Insured Municipal Bond Fund Class A Shares*           +1.34%            +3.39%        +65.46%          3.57%
-----------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class B Shares*           +1.14             +2.97         +58.90           3.31
-----------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class C Shares*           +1.09             +2.87         +57.31           3.22
-----------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class I Shares*           +1.39             +3.49         +67.26           3.82
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                              +0.99             +3.87         +75.81             --
-----------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 2/28/06                               +3.39%          -0.74%
--------------------------------------------------------------------------------
Five Years Ended 2/28/06                             +5.00           +4.15
--------------------------------------------------------------------------------
Ten Years Ended 2/28/06                              +5.16           +4.74
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                     Return          Return
                                                  Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 2/28/06                               +2.97%          -0.98%
--------------------------------------------------------------------------------
Five Years Ended 2/28/06                             +4.58           +4.24
--------------------------------------------------------------------------------
Ten Years Ended 2/28/06                              +4.74           +4.74
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                     Return          Return
                                                  Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 2/28/06                               +2.87%          +1.88%
--------------------------------------------------------------------------------
Five Years Ended 2/28/06                             +4.47           +4.47
--------------------------------------------------------------------------------
Ten Years Ended 2/28/06                              +4.63           +4.63
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

Class I Shares                                                            Return
================================================================================
One Year Ended 2/28/06                                                    +3.49%
--------------------------------------------------------------------------------
Five Years Ended 2/28/06                                                  +5.11
--------------------------------------------------------------------------------
Ten Years Ended 2/28/06                                                   +5.28
--------------------------------------------------------------------------------


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006   7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2005 and held through February 28, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                             Expenses Paid
                                                                Beginning               Ending             During the Period*
                                                              Account Value          Account Value         September 1, 2005
                                                            September 1, 2005      February 28, 2006      to February 28, 2006
==============================================================================================================================
Actual
==============================================================================================================================
Class A                                                          $1,000                $1,013.40                  $3.89
------------------------------------------------------------------------------------------------------------------------------
Class B                                                          $1,000                $1,011.40                  $5.93
------------------------------------------------------------------------------------------------------------------------------
Class C                                                          $1,000                $1,010.90                  $6.43
------------------------------------------------------------------------------------------------------------------------------
Class I                                                          $1,000                $1,013.90                  $3.40
==============================================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================================
Class A                                                          $1,000                $1,020.93                  $3.91
------------------------------------------------------------------------------------------------------------------------------
Class B                                                          $1,000                $1,018.90                  $5.96
------------------------------------------------------------------------------------------------------------------------------
Class C                                                          $1,000                $1,018.40                  $6.46
------------------------------------------------------------------------------------------------------------------------------
Class I                                                          $1,000                $1,021.43                  $3.41
------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.78% for Class A, 1.19% for Class B, 1.29% for Class C and .68% for Class I) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006

Schedule of Investments                                           (in Thousands)

      Face
    Amount    Municipal Bonds                                                  Value
======================================================================================
California--93.3%
--------------------------------------------------------------------------------------
   $ 2,625    ABAG Finance Authority for Nonprofit Corporations,
              California, COP (Children's Hospital Medical Center),
              6% due 12/01/2029 (a)                                           $  2,866
--------------------------------------------------------------------------------------
     3,750    Alameda, California, Public Financing Authority, Local
              Agency Special Tax Revenue Bonds (Community Facility
              Number 1), Series A, 7% due 8/01/2019                              3,872
--------------------------------------------------------------------------------------
     3,600    Alameda Corridor Transportation Authority, California,
              Revenue Bonds, Senior Lien, Series A, 5.25%
              due 10/01/2021 (g)                                                 3,829
--------------------------------------------------------------------------------------
     4,000    Anaheim, California, Public Financing Authority, Tax
              Allocation Revenue Refunding Bonds, RITES, 9.57%
              due 12/28/2018 (g)(i)                                              4,585
--------------------------------------------------------------------------------------
     2,000    Bakersfield, California, COP, Refunding (Convention
              Center Expansion Project), 5.875% due 4/01/2022 (g)                2,071
--------------------------------------------------------------------------------------
     2,935    Bay Area Government Association, California, Tax
              Allocation Revenue Bonds (California Redevelopment
              Agency Pool), Series A, 5.125% due 9/01/2025 (j)                   3,132
--------------------------------------------------------------------------------------
       770    Bay Area Government Association, California, Tax
              Allocation Revenue Refunding Bonds (California
              Redevelopment Agency Pool), Series A, 6%
              due 12/15/2024 (e)                                                   783
--------------------------------------------------------------------------------------
              California Educational Facilities Authority, Revenue
              Refunding Bonds (g):
     9,000        RIB, Series 413, 8.53% due 10/01/2026 (i)                      9,623
     1,025        (University of the Pacific), 5.875% due 11/01/2020             1,126
--------------------------------------------------------------------------------------
              California Health Facilities Financing Authority
              Revenue Bonds:
    10,000        DRIVERS, Series 181, 7.509% due 6/01/2022 (e)(i)              11,275
     5,000        (Kaiser Permanente), RIB, Series 26, 7.51%
                  due 6/01/2022 (e)(i)                                           5,638
     2,080        (Sutter Health), Series A, 6.25% due 8/15/2035                 2,316
--------------------------------------------------------------------------------------
              California Health Facilities Financing Authority, Revenue
              Refunding Bonds (Catholic Healthcare West), Series A (g):
       645        6% due 7/01/2006 (h)                                             664
     2,355        6% due 7/01/2017                                               2,422
--------------------------------------------------------------------------------------
     2,500    California State Department of Water Resources, Power
              Supply Revenue Bonds, Series A, 5.75%
              due 5/01/2012 (h)                                                  2,819
--------------------------------------------------------------------------------------
              California State Public Works Board, Lease
              Revenue Bonds, Series A:
     1,800        (Department of Health Services), 5.625%
                  due 11/01/2009 (g)(h)                                          1,958
     3,000        (Various Community College Projects), 5.625%
                  due 3/01/2016 (a)                                              3,066
--------------------------------------------------------------------------------------
              California State Public Works Board, Lease Revenue
              Refunding Bonds, Series B:
    10,000        (Department of Corrections), 5.625%
                  due 11/01/2019 (g)                                            10,350
     1,500        (Various Community College Projects), 5.625%
                  due 3/01/2019 (a)                                              1,533
--------------------------------------------------------------------------------------
              California Statewide Communities Development Authority:
     6,000        COP, Refunding (Huntington Memorial Hospital),
                  5.80% due 7/01/2006 (b)(h)                                     6,170
     2,475        Health Facility Revenue Bonds (Memorial Health
                  Services), Series A, 6% due 10/01/2023                         2,747
--------------------------------------------------------------------------------------
              Capistrano, California, Unified School District,
              Community Facility District, Special Tax Bonds:
     1,720        (No. 05-1 Rancho Madrina), 5.15% due 9/01/2029                 1,730
     1,200        (No. 90-2 Talega), 6% due 9/01/2032                            1,271
--------------------------------------------------------------------------------------
     1,000    Coachella Valley, California, Unified School District,
              Capital Appreciation, GO (Election of 2005), Series A,
              5.09%* due 8/01/2030 (d)                                             323
--------------------------------------------------------------------------------------
     5,585    Contra Costa County, California, Public Financing
              Authority, Lease Revenue Refunding Bonds (Various
              Capital Facilities), Series A, 5.35% due 8/01/2024 (g)             5,862
--------------------------------------------------------------------------------------
              Corona, California, COP, Refunding (Corona
              Community) (h):
     2,065        8% due 3/01/2010                                               2,413
     2,230        8% due 3/01/2011                                               2,680
     2,410        8% due 3/01/2012                                               2,967
     2,605        8% due 3/01/2013                                               3,290
     2,810        8% due 3/01/2014                                               3,628
--------------------------------------------------------------------------------------
     4,500    Corona, California, Department of Water and Power,
              COP, 5% due 9/01/2035 (g)                                          4,712
--------------------------------------------------------------------------------------
     1,250    Cucamonga, California, County Water District, COP,
              Refunding, 5.50% due 9/01/2024 (d)                                 1,366
--------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of Merrill Lynch California Insured Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
RIB      Residual Interest Bonds
RITES    Residual Interest Tax-Exempt Securities
RITR     Residual Interest Trust Receipts
ROLS     Reset Option Long Securities


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006   9

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                                  Value
======================================================================================
California (continued)
--------------------------------------------------------------------------------------
   $ 1,000    Elk Grove, California, East Franklin Community
              No. 1 Special Tax, Series A, 6% due 8/01/2007 (h)               $  1,070
--------------------------------------------------------------------------------------
     5,000    Elk Grove, California, Finance Authority, Special Tax
              Revenue Refunding Bonds, 5% due 9/01/2036 (a)                      5,223
--------------------------------------------------------------------------------------
     3,000    Etiwanda School District, California, Community
              Facilities District No. 8, Special Tax, 6.25%
              due 9/01/2032                                                      3,167
--------------------------------------------------------------------------------------
              Eureka, California, Union School District, GO
              (Election of 2002) (g):
     2,345        5.06%* due 8/01/2026                                             937
     2,545        5.18%* due 8/01/2029                                             877
     2,760        5.26%* due 8/01/2032                                             826
     2,990        5.27%* due 8/01/2035                                             764
--------------------------------------------------------------------------------------
     3,620    Fremont, California, GO (Election of 2002), Series B,
              5% due 8/01/2029 (d)                                               3,810
--------------------------------------------------------------------------------------
     2,000    Glendale, California, Unified School District, GO,
              Series F, 5% due 9/01/2028 (g)                                     2,098
--------------------------------------------------------------------------------------
     2,250    Grossmont, California, Unified High School District,
              COP, 5.75% due 9/01/2008 (e)(h)                                    2,421
--------------------------------------------------------------------------------------
     2,750    Hawthorne, California, School District, GO, Series A,
              5.50% due 11/01/2008 (d)(h)                                        2,951
--------------------------------------------------------------------------------------
     5,080    Irvine, California, Unified School District, Special Tax
              Refunding Bonds (Community Facilities District No. 86-1),
              5.50% due 11/01/2017 (a)                                           5,351
--------------------------------------------------------------------------------------
     3,000    La Quinta, California, Financing Authority, Local Agency
              Tax Allocation and Revenue Refunding Bonds, ROLS,
              Series II-R-412X, 6.951% due 9/01/2034 (a)(i)                      3,347
--------------------------------------------------------------------------------------
     3,250    Long Beach, California, Community College District,
              GO (Election of 2002), Series B, 5% due 5/01/2030 (d)              3,426
--------------------------------------------------------------------------------------
     4,000    Los Angeles, California, COP (Sonnenblick Del Rio West
              Los Angeles), 6.20% due 11/01/2031 (a)                             4,467
--------------------------------------------------------------------------------------
              Los Angeles, California, Harbor Department
              Revenue Bonds, AMT:
     7,000        RITR, Series RI-7, 8.915% due 11/01/2026 (g)(i)                7,391
     1,000        Series B, 5.375% due 11/01/2023                                1,020
--------------------------------------------------------------------------------------
     4,560    Los Angeles, California, Harbor Department Revenue
              Refunding Bonds, 7.60% due 10/01/2018 (c)(g)                       5,575
--------------------------------------------------------------------------------------
     4,000    Los Angeles, California, Wastewater System Revenue
              Refunding Bonds, Series A, 5% due 6/01/2032 (g)                    4,220
--------------------------------------------------------------------------------------
              Los Angeles, California, Water and Power Revenue
              Refunding Bonds (Power System):
     5,400        Series A-A-1, 5.25% due 7/01/2020 (e)                          5,791
     4,000        Series A-A-2, 5.375% due 7/01/2021 (g)                         4,318
--------------------------------------------------------------------------------------
     4,000    Los Angeles County, California, Metropolitan
              Transportation Authority, Sales Tax Revenue Refunding
              Bonds, Proposition A, First Tier Senior Series A, 5%
              due 7/01/2035 (a)                                                  4,220
--------------------------------------------------------------------------------------
              Los Angeles County, California, Sanitation Districts
              Financing Authority, Revenue Refunding Bonds (Capital
              Projects--District No. 14), Sub-Series B (d):
     5,000        5% due 10/01/2029                                              5,297
     2,500        5% due 10/01/2030                                              2,646
     1,195        5% due 10/01/2034                                              1,259
--------------------------------------------------------------------------------------
     4,275    Los Gatos, California, Unified School District, GO
              (Election of 2001), Series C, 5% due 8/01/2030 (d)                 4,518
--------------------------------------------------------------------------------------
     2,000    Los Rios, California, Community College District, GO
              (Election of 2002), Series B, 5% due 8/01/2027 (g)                 2,110
--------------------------------------------------------------------------------------
     2,220    Madera, California, Unified School District, GO (Election
              of 2002), 5% due 8/01/2028 (e)                                     2,315
--------------------------------------------------------------------------------------
     2,780    Morgan Hill, California, Unified School District, GO,
              5.25% due 8/01/2019 (d)                                            3,013
--------------------------------------------------------------------------------------
       700    Murrieta, California, Community Facilities District,
              Special Tax Bonds (No. 04-1 Bremerton), 5.625%
              due 9/01/2034                                                        730
--------------------------------------------------------------------------------------
     4,000    Oakland, California, Alameda County Unified School
              District, GO (Election of 2000), 5% due 8/01/2027 (g)              4,237
--------------------------------------------------------------------------------------
     3,000    Orange County, California, Community Facilities District,
              Special Tax Bonds (No. 04-1 Ladera Ranch), Series A,
              5.15% due 8/15/2029                                                3,023
--------------------------------------------------------------------------------------
     2,000    Orange County, California, Sanitation District, COP,
              5.25% due 2/01/2028 (d)                                            2,133
--------------------------------------------------------------------------------------
     1,025    Palm Desert, California, Financing Authority, Tax
              Allocation Revenue Refunding Bonds (Project Area
              Number 1), 5.45% due 4/01/2018 (g)                                 1,067
--------------------------------------------------------------------------------------
     1,500    Palm Springs, California, Financing Authority, Lease
              Revenue Refunding Bonds (Convention Center Project),
              Series A, 5.50% due 11/01/2029 (g)                                 1,673
--------------------------------------------------------------------------------------
     5,485    Peralta, California, Community College District, GO
              (Election of 2000), Series C, 5% due 8/01/2029 (g)                 5,774
--------------------------------------------------------------------------------------
     1,000    Petaluma, California, Community Development
              Commission Tax Allocation Bonds (Petaluma
              Community Development Project), Series A, 5.75%
              due 5/01/2008 (g)(h)                                               1,060
--------------------------------------------------------------------------------------
     1,000    Port of Oakland, California, Port Revenue Refunding
              Bonds, Series I, 5.60% due 11/01/2019 (g)                          1,056
--------------------------------------------------------------------------------------
     6,355    Port of Oakland, California, RIB, AMT, Series 1192,
              7.30% due 11/01/2027 (d)(i)                                        7,261
--------------------------------------------------------------------------------------
     8,295    Port of Oakland, California, RITR, AMT, Class R, Series 5,
              8.039% due 11/01/2012 (d)(i)                                       9,454
--------------------------------------------------------------------------------------
     1,750    Riverside County, California, Asset Leasing Corporation,
              Leasehold Revenue Refunding Bonds (Riverside County
              Hospital Project), Series B, 5.70% due 6/01/2016 (g)               1,964
--------------------------------------------------------------------------------------


10  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                                  Value
======================================================================================
California (continued)
--------------------------------------------------------------------------------------
              Sacramento, California, City Financing Authority,
              Capital Improvement Revenue Bonds (Redevelopment
              Projects) (a):
   $ 2,320        5.75% due 12/01/2009 (h)                                    $  2,563
     1,545        5.75% due 12/01/2022                                           1,693
--------------------------------------------------------------------------------------
     8,000    Sacramento, California, Municipal Utility District,
              Electric Revenue Refunding Bonds, Series L, 5.125%
              due 7/01/2022 (g)                                                  8,321
--------------------------------------------------------------------------------------
    10,000    Sacramento County, California, Airport System Revenue
              Refunding Bonds, Sub-Series B, 5% due 7/01/2026 (d)               10,328
--------------------------------------------------------------------------------------
     1,820    Saddleback Valley, California, Unified School District,
              GO, 5% due 8/01/2029 (e)                                           1,917
--------------------------------------------------------------------------------------
     3,500    Saddleback Valley, California, Unified School District,
              Public Financing Authority, Special Tax Revenue
              Refunding Bonds, Series A, 5.65% due 9/01/2017 (e)                 3,577
--------------------------------------------------------------------------------------
     2,000    San Bernardino, California, Joint Powers Financing
              Authority, Lease Revenue Bonds (Department of
              Transportation Lease), Series A, 5.50%
              due 12/01/2020 (g)                                                 2,044
--------------------------------------------------------------------------------------
     4,000    San Bernardino County, California, COP, Refunding
              (Medical Center Financing Project), 5.50%
              due 8/01/2019 (g)                                                  4,036
--------------------------------------------------------------------------------------
     2,000    San Buenaventura, California, Wastewater Revenue
              Refunding Bonds, COP, 5% due 3/01/2029 (g)                         2,090
--------------------------------------------------------------------------------------
    10,000    San Diego, California, Certificates of Undivided Interest,
              Water Utility Fund, Net System Revenue Bonds, 5%
              due 8/01/2021 (d)                                                 10,430
--------------------------------------------------------------------------------------
              San Diego, California, Public Facilities Financing
              Authority, Sewer Revenue Bonds (d):
     4,450        Series A, 5.25% due 5/15/2027                                  4,574
     6,175        Series B, 5.25% due 5/15/2027                                  6,347
--------------------------------------------------------------------------------------
     4,235    San Diego, California, Unified School District, GO
              (Election of 1998), Series F, 5% due 7/01/2029 (e)                 4,456
--------------------------------------------------------------------------------------
              San Diego County, California, Water Authority, Water
              Revenue Bonds, COP, Series A (e):
     7,350        5% due 5/01/2030                                               7,748
     4,000        5% due 5/01/2031                                               4,213
--------------------------------------------------------------------------------------
     6,270    San Francisco, California, Bay Area Rapid Transit District,
              Sales Tax Revenue Refunding Bonds, Series A, 5%
              due 7/01/2030 (g)                                                  6,629
--------------------------------------------------------------------------------------
     1,250    San Francisco, California, City and County Airport
              Commission, International Airport, Special Facilities
              Lease Revenue Bonds (SFO Fuel Company LLC), AMT,
              Series A, 6.10% due 1/01/2020 (e)                                  1,327
--------------------------------------------------------------------------------------
     4,000    San Francisco, California, State Building Authority,
              Lease Revenue Bonds (San Francisco Civic Center
              Complex), Series A, 5.25% due 12/01/2006 (a)(h)                    4,138
--------------------------------------------------------------------------------------
     5,790    San Joaquin Hills, California, Transportation Corridor
              Agency, Toll Road Revenue Refunding Bonds, Series A,
              5.375% due 1/15/2029 (g)                                           5,986
--------------------------------------------------------------------------------------
     1,420    San Jose-Evergreen, California, Community College
              District, GO, Series B, 5.50% due 9/01/2021 (d)                    1,532
--------------------------------------------------------------------------------------
              San Juan, California, Unified School District, GO:
     3,740        5.625% due 8/01/2017 (d)                                       4,080
     3,000        5.70% due 8/01/2019 (e)                                        3,266
     4,345        5.625% due 8/01/2020 (d)                                       4,740
     3,500        (Election of 2002), 5% due 8/01/2028 (g)                       3,670
--------------------------------------------------------------------------------------
     1,000    San Mateo County, California, Community College
              District, COP, 5% due 10/01/2029 (g)                               1,048
--------------------------------------------------------------------------------------
     2,240    San Mateo County, California, Joint Powers Authority,
              Lease Revenue Refunding Bonds (Capital Projects),
              Series A, 5.125% due 7/15/2028 (e)                                 2,331
--------------------------------------------------------------------------------------
     1,650    Santa Margarita, California, Water District, Special Tax
              Refunding Bonds (Community Facilities District No. 99),
              Series 1, 6.20% due 9/01/2020                                      1,757
--------------------------------------------------------------------------------------
     4,000    Santa Monica, California, Redevelopment Agency, Tax
              Allocation Bonds (Earthquake Recovery Redevelopment
              Project), 6% due 7/01/2029 (a)                                     4,331
--------------------------------------------------------------------------------------
              Santa Rosa, California, High School District, GO:
     1,000        5.70% due 5/01/2021 (e)                                        1,057
     1,000        (Election of 2002), 5% due 8/01/2028 (g)                       1,049
--------------------------------------------------------------------------------------
     6,700    Sonoma County, California, Junior College District, GO
              (Election of 2002), Refunding, Series B, 5%
              due 8/01/2028 (e)                                                  7,103
--------------------------------------------------------------------------------------
     1,400    Stockton, California, Public Financing Authority, Water
              Revenue Bonds (Water System Capital Improvement
              Projects), Series A, 5% due 10/01/2031 (g)                         1,480
--------------------------------------------------------------------------------------
     4,590    Sweetwater, California, Union High School District,
              Public Financing Authority, Special Tax Revenue Bonds,
              Series A, 5% due 9/01/2026 (e)                                     4,857
--------------------------------------------------------------------------------------
              Temecula Valley, California, Unified School District,
              Community Facilities District, Special Tax
              Bonds (No. 02-1):
     1,255        5.125% due 9/01/2030                                           1,265
     1,905        5.125% due 9/01/2035                                           1,916
--------------------------------------------------------------------------------------
     1,650    Turlock, California, Public Finance Authority, Sewer
              Revenue Bonds, Series A, 5% due 9/15/2026 (d)                      1,738
--------------------------------------------------------------------------------------
     5,500    University of California, Hospital Revenue Refunding
              Bonds (UCLA Medical Center), Series B, 5.50%
              due 5/15/2021 (a)                                                  6,097
--------------------------------------------------------------------------------------
     2,500    Vernon, California, Redevelopment Agency, Tax
              Allocation Bonds (Industrial Redevelopment Project),
              5% due 9/01/2035 (g)                                               2,618
--------------------------------------------------------------------------------------


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006  11

Schedule of Investments (concluded)                               (in Thousands)

      Face
    Amount    Municipal Bonds                                                  Value
======================================================================================
California (concluded)
--------------------------------------------------------------------------------------
   $ 4,215    Vista, California, Unified School District, GO, Series A,
              5.25% due 8/01/2025 (e)                                         $  4,521
--------------------------------------------------------------------------------------

======================================================================================
Puerto Rico--4.4%
--------------------------------------------------------------------------------------
              Puerto Rico Commonwealth Infrastructure Financing
              Authority, Special Tax and Capital Appreciation Revenue
              Bonds, Series A:
     9,750        4.66%* due 7/01/2033 (d)                                       2,794
     9,750        4.77%* due 7/01/2043 (a)                                       1,759
--------------------------------------------------------------------------------------
              Puerto Rico Commonwealth, Public Improvement, GO (g):
     6,790        5.75% due 7/01/2010 (h)                                        7,394
     6,610        Refunding, 5.70% due 7/01/2020                                 7,154
--------------------------------------------------------------------------------------
              Total Municipal Bonds (Cost--$395,872)--97.7%                    418,921
--------------------------------------------------------------------------------------

    Shares
      Held    Mutual Funds
======================================================================================
        69    BlackRock California Insured Municipal 2008 Term
              Trust, Inc.                                                        1,058
--------------------------------------------------------------------------------------
              Total Mutual Funds (Cost--$1,155)--0.3%                            1,058
--------------------------------------------------------------------------------------

              Short-Term Securities
======================================================================================
       585    CMA California Municipal Money Fund, 2.56% (f)                       585
--------------------------------------------------------------------------------------
              Total Short-Term Securities (Cost--$585)--0.1%                       585
--------------------------------------------------------------------------------------
Total Investments (Cost--$397,612**)--98.1%                                    420,564

Other Assets Less Liabilities--1.9%                                              8,156
                                                                              --------
Net Assets--100.0%                                                            $428,720
                                                                              ========

* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
** The cost and unrealized appreciation (depreciation) of investments as of February 28, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .................................                $ 397,197
                                                                      =========
      Gross unrealized appreciation ..................                $  24,113
      Gross unrealized depreciation ..................                     (746)
                                                                      ---------
      Net unrealized appreciation ....................                $  23,367
                                                                      =========

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FSA Insured.
(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net            Dividend
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund              (6,838)            $   46
      --------------------------------------------------------------------------

(g)   MBIA Insured.
(h)   Prerefunded.
(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(j)   XL Capital Insured.

      See Notes to Financial Statements.


12  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006

Statement of Assets and Liabilities

As of February 28, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$397,027,076) ................................                              $ 419,979,155
                       Investments in affiliated securities, at value
                        (identified cost--$584,567) ....................................                                    584,567
                       Cash ............................................................                                     15,663
                       Receivables:
                          Interest .....................................................        $   6,109,429
                          Securities sold ..............................................            2,628,647
                          Beneficial interest sold .....................................              198,271
                          Dividends ....................................................                4,410             8,940,757
                                                                                                -------------
                       Prepaid expenses and other assets ...............................                                    671,368
                                                                                                                      -------------
                       Total assets ....................................................                                430,191,510
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Beneficial interest redeemed .................................              745,548
                          Dividends to shareholders ....................................              402,479
                          Investment adviser ...........................................              147,982
                          Distributor ..................................................               73,312
                          Other affiliates .............................................               39,894             1,409,215
                                                                                                -------------
                       Accrued expenses ................................................                                     62,023
                                                                                                                      -------------
                       Total liabilities ...............................................                                  1,471,238
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets ......................................................                              $ 428,720,272
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ..........................                              $   2,262,349
                       Class B Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ..........................                                    718,925
                       Class C Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ..........................                                    390,987
                       Class I Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ..........................                                    324,499
                       Paid-in capital in excess of par ................................                                405,386,540
                       Undistributed investment income--net ............................        $     936,463
                       Accumulated realized capital losses--net ........................           (4,251,570)
                       Unrealized appreciation--net ....................................           22,952,079
                                                                                                -------------
                       Total accumulated earnings--net .................................                                 19,636,972
                                                                                                                      -------------
                       Net Assets ......................................................                              $ 428,720,272
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $262,353,533 and
                        22,623,488 shares of beneficial interest outstanding ...........                              $       11.60
                                                                                                                      =============
                       Class B--Based on net assets of $83,392,112 and 7,189,251
                        shares of beneficial interest outstanding ......................                              $       11.60
                                                                                                                      =============
                       Class C--Based on net assets of $45,344,949 and 3,909,868
                        shares of beneficial interest outstanding ......................                              $       11.60
                                                                                                                      =============
                       Class I--Based on net assets of $37,629,678 and 3,244,985
                        shares of beneficial interest outstanding ......................                              $       11.60
                                                                                                                      =============

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006  13

Statement of Operations

For the Six Months Ended February 28, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Interest ........................................................                              $  11,169,821
                       Dividends (including $46,065 from affiliates) ...................                                     72,524
                                                                                                                      -------------
                       Total income ....................................................                                 11,242,345
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ........................................        $   1,182,782
                       Account maintenance and distribution fees--Class B ..............              222,848
                       Account maintenance and distribution fees--Class C ..............              135,070
                       Account maintenance fees--Class A ...............................              129,850
                       Accounting services .............................................               89,419
                       Transfer agent fees--Class A ....................................               42,559
                       Registration fees ...............................................               28,281
                       Professional fees ...............................................               27,810
                       Printing and shareholder reports ................................               24,021
                       Transfer agent fees--Class B ....................................               17,522
                       Custodian fees ..................................................               16,731
                       Trustees' fees and expenses .....................................               12,262
                       Pricing fees ....................................................                9,182
                       Transfer agent fees--Class C ....................................                8,729
                       Transfer agent fees--Class I ....................................                5,938
                       Other ...........................................................               17,881
                                                                                                -------------
                       Total expenses before reimbursement .............................            1,970,885
                       Reimbursement of expenses .......................................               (8,754)
                                                                                                -------------
                       Total expenses after reimbursement ..............................                                  1,962,131
                                                                                                                      -------------
                       Investment income--net ..........................................                                  9,280,214
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net .............................................            2,371,902
                          Futures contracts--net .......................................               60,736             2,432,638
                                                                                                -------------
                       Change in unrealized appreciation on investments--net ...........                                 (6,450,186)
                                                                                                                      -------------
                       Total realized and unrealized loss--net .........................                                 (4,017,548)
                                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ............                              $   5,262,666
                                                                                                                      =============

      See Notes to Financial Statements


14  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006

Statements of Changes in Net Assets

                                                                                                  For the Six            For the
                                                                                                 Months Ended           Year Ended
                                                                                                  February 28,          August 31,
Increase (Decrease) in Net Assets:                                                                   2006                  2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..........................................        $   9,280,214         $  19,668,627
                       Realized gain--net ..............................................            2,432,638             4,552,900
                       Change in unrealized appreciation--net ..........................           (6,450,186)           (5,182,090)
                                                                                                -----------------------------------
                       Net increase in net assets resulting from operations ............            5,262,666            19,039,437
                                                                                                -----------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ......................................................           (5,744,232)          (11,717,196)
                          Class B ......................................................           (1,790,184)           (4,380,225)
                          Class C ......................................................             (881,945)           (1,854,212)
                          Class I ......................................................             (819,761)           (1,645,811)
                                                                                                -----------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders ...................................................           (9,236,122)          (19,597,444)
                                                                                                -----------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from beneficial
                        interest transactions ..........................................          (10,243,179)          (16,252,019)
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ....................................          (14,216,635)          (16,810,026)
                       Beginning of period .............................................          442,936,907           459,746,933
                                                                                                -----------------------------------
                       End of period* ..................................................        $ 428,720,272         $ 442,936,907
                                                                                                ===================================
                          * Undistributed investment income--net .......................        $     936,463         $     892,371
                                                                                                ===================================

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006  15

Financial Highlights

                                                                                                 Class A
                                                                      -------------------------------------------------------------
                                                                      For the Six                  For the Year Ended
                                                                      Months Ended                     August 31,
The following per share data and ratios have been derived             February 28,  -----------------------------------------------
from information provided in the financial statements.                   2006          2005         2004         2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....     $  11.70      $  11.72     $  11.54     $  11.82     $  11.77
                                                                      -------------------------------------------------------------
                       Investment income--net*** ................          .25           .53          .55          .56          .57
                       Realized and unrealized gain (loss)--net .         (.10)         (.03)         .17         (.28)         .05
                                                                      -------------------------------------------------------------
                       Total from investment operations .........          .15           .50          .72          .28          .62
                                                                      -------------------------------------------------------------
                       Less dividends from investment income--net         (.25)         (.52)        (.54)        (.56)        (.57)
                                                                      -------------------------------------------------------------
                       Net asset value, end of period ...........     $  11.60      $  11.70     $  11.72     $  11.54     $  11.82
                                                                      =============================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......         1.34%+        4.40%        6.37%        2.35%        5.46%
                                                                      =============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement ...........          .78%*         .78%         .78%         .78%         .81%
                                                                      =============================================================
                       Expenses .................................          .79%*         .78%         .78%         .78%         .84%
                                                                      =============================================================
                       Investment income--net ...................         4.44%*        4.50%        4.66%        4.74%        4.93%
                                                                      =============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .     $262,354      $264,482     $258,411     $247,184     $236,181
                                                                      =============================================================
                       Portfolio turnover .......................        17.30%        30.78%       24.69%       29.70%       37.35%
                                                                      =============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


16  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006

                                                                                                 Class B
                                                                      -------------------------------------------------------------
                                                                      For the Six                  For the Year Ended
                                                                      Months Ended                     August 31,
The following per share data and ratios have been derived             February 28,  -----------------------------------------------
from information provided in the financial statements.                   2006          2005         2004         2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....     $  11.70      $  11.72     $  11.54     $  11.82     $  11.77
                                                                      -------------------------------------------------------------
                       Investment income--net*** ................          .23           .48          .50          .51          .52
                       Realized and unrealized gain (loss)--net .         (.10)         (.02)         .18         (.28)         .05
                                                                      -------------------------------------------------------------
                       Total from investment operations .........          .13           .46          .68          .23          .57
                                                                      -------------------------------------------------------------
                       Less dividends from investment income--net         (.23)         (.48)        (.50)        (.51)        (.52)
                                                                      -------------------------------------------------------------
                       Net asset value, end of period ...........     $  11.60      $  11.70     $  11.72     $  11.54     $  11.82
                                                                      =============================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......         1.14%+        3.98%        5.94%        1.93%        5.04%
                                                                      =============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement ...........         1.19%*        1.19%        1.18%        1.19%        1.22%
                                                                      =============================================================
                       Expenses .................................         1.19%*        1.19%        1.18%        1.19%        1.25%
                                                                      =============================================================
                       Investment income--net ...................         4.04%*        4.10%        4.25%        4.34%        4.52%
                                                                      =============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .     $ 83,392      $ 96,650     $118,304     $151,276     $194,733
                                                                      =============================================================
                       Portfolio turnover .......................        17.30%        30.78%       24.69%       29.70%       37.35%
                                                                      =============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006  17

                                                                                                 Class C
                                                                      -------------------------------------------------------------
                                                                      For the Six                  For the Year Ended
                                                                      Months Ended                     August 31,
The following per share data and ratios have been derived             February 28,  -----------------------------------------------
from information provided in the financial statements.                   2006          2005         2004         2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....     $  11.70      $  11.72     $  11.54     $  11.82     $  11.77
                                                                      -------------------------------------------------------------
                       Investment income--net*** ................          .23           .47          .49          .50          .51
                       Realized and unrealized gain (loss)--net .         (.11)         (.02)         .17         (.28)         .05
                                                                      -------------------------------------------------------------
                       Total from investment operations .........          .12           .45          .66          .22          .56
                                                                      -------------------------------------------------------------
                       Less dividends from investment income--net         (.22)         (.47)        (.48)        (.50)        (.51)
                                                                      -------------------------------------------------------------
                       Net asset value, end of period ...........     $  11.60      $  11.70     $  11.72     $  11.54     $  11.82
                                                                      =============================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......         1.09%+        3.88%        5.84%        1.83%        4.94%
                                                                      =============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement ...........         1.29%*        1.29%        1.28%        1.29%        1.32%
                                                                      =============================================================
                       Expenses .................................         1.29%*        1.29%        1.28%        1.29%        1.35%
                                                                      =============================================================
                       Investment income--net ...................         3.94%*        4.00%        4.15%        4.24%        4.42%
                                                                      =============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .     $ 45,345      $ 45,700     $ 46,900     $ 50,197     $ 36,983
                                                                      =============================================================
                       Portfolio turnover .......................        17.30%        30.78%       24.69%       29.70%       37.35%
                                                                      =============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


18  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006

Financial Highlights (concluded)

                                                                                                 Class I
                                                                      -------------------------------------------------------------
                                                                      For the Six                  For the Year Ended
                                                                      Months Ended                     August 31,
The following per share data and ratios have been derived             February 28,  -----------------------------------------------
from information provided in the financial statements.                   2006          2005         2004         2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....     $  11.70      $  11.72     $  11.54     $  11.81     $  11.77
                                                                      -------------------------------------------------------------
                       Investment income--net*** ................          .26           .54          .56          .57          .58
                       Realized and unrealized gain (loss)--net .         (.10)         (.02)         .17         (.27)         .04
                                                                      -------------------------------------------------------------
                       Total from investment operations .........          .16           .52          .73          .30          .62
                                                                      -------------------------------------------------------------
                       Less dividends from investment income--net         (.26)         (.54)        (.55)        (.57)        (.58)
                                                                      -------------------------------------------------------------
                       Net asset value, end of period ...........     $  11.60      $  11.70     $  11.72     $  11.54     $  11.81
                                                                      =============================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......         1.39%+        4.50%        6.48%        2.54%        5.48%
                                                                      =============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement ...........          .68%*         .68%         .68%         .68%         .71%
                                                                      =============================================================
                       Expenses .................................          .69%*         .68%         .68%         .68%         .74%
                                                                      =============================================================
                       Investment income--net ...................         4.54%*        4.60%        4.76%        4.84%        5.03%
                                                                      =============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .     $ 37,630      $ 36,105     $ 36,132     $ 39,841     $ 42,873
                                                                      =============================================================
                       Portfolio turnover .......................        17.30%        30.78%       24.69%       29.70%       37.35%
                                                                      =============================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006  19

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


20  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the CMA California Municipal Money Fund. For the six months ended February 28, 2006, FAM reimbursed the Fund in the amount of $8,754.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ............................                  .10%               --
Class B ............................                  .25%              .25%
Class C ............................                  .25%              .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 2,761               $22,089
Class I ............................               $ 3,534               $33,177
--------------------------------------------------------------------------------

For the six months ended February 28, 2006, MLPF&S received contingent deferred sales charges of $21,313 and $1,936 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2006, the Fund reimbursed FAM $4,811 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006  21
business, including FAM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2006 were $73,608,704 and $89,305,587, respectively.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $10,243,179 and $16,252,019 for the six months ended February 28, 2006 and the year ended August 31, 2005, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended February 28, 2006                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           753,152       $  8,699,439
Automatic conversion of shares ...........           487,199          5,633,432
Shares issued to shareholders in
  reinvestment of dividends ..............           230,866          2,670,686
                                                -------------------------------
Total issued .............................         1,471,217         17,003,557
Shares redeemed ..........................        (1,451,556)       (16,785,766)
                                                -------------------------------
Net increase .............................            19,661       $    217,791
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended August 31, 2005                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,668,005       $ 19,517,215
Automatic conversion of shares ...........           687,586          8,056,701
Shares issued to shareholders in
  reinvestment of dividends ..............           460,636          5,402,855
                                                -------------------------------
Total issued .............................         2,816,227         32,976,771
Shares redeemed ..........................        (2,267,688)       (26,572,006)
                                                -------------------------------
Net increase .............................           548,539       $  6,404,765
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended February 28, 2006                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................            62,598       $    725,401
Shares issued to shareholders in
  reinvestment of dividends ..............            60,178            696,544
                                                -------------------------------
Total issued .............................           122,776          1,421,945
                                                -------------------------------
Shares redeemed ..........................          (704,608)        (8,140,627)
Automatic conversion of shares ...........          (486,929)        (5,633,432)
                                                -------------------------------
Total redemptions ........................        (1,191,537)       (13,774,059)
                                                -------------------------------
Net decrease .............................        (1,068,761)      $(12,352,114)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended August 31, 2005                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           187,982       $  2,203,871
Shares issued to shareholders in
  reinvestment of dividends ..............           148,916          1,747,316
                                                -------------------------------
Total issued .............................           336,898          3,951,187
                                                -------------------------------
Shares redeemed ..........................        (1,486,201)       (17,431,258)
Automatic conversion of shares ...........          (687,322)        (8,056,701)
                                                -------------------------------
Total redemptions ........................        (2,173,523)       (25,487,959)
                                                -------------------------------
Net decrease .............................        (1,836,625)      $(21,536,772)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended February 28, 2006                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           382,471       $  4,424,163
Shares issued to shareholders in
  reinvestment of dividends ..............            39,308            454,828
                                                -------------------------------
Total issued .............................           421,779          4,878,991
Shares redeemed ..........................          (417,310)        (4,827,372)
                                                -------------------------------
Net increase .............................             4,469       $     51,619
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended August 31, 2005                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           663,641       $  7,785,750
Shares issued to shareholders in
  reinvestment of dividends ..............            84,383            989,892
                                                -------------------------------
Total issued .............................           748,024          8,775,642
Shares redeemed ..........................          (845,227)        (9,908,126)
                                                -------------------------------
Net decrease .............................           (97,203)      $ (1,132,484)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended February 28, 2006                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           396,716       $  4,584,803
Shares issued to shareholders in
  reinvestment of dividends ..............            35,549            411,233
                                                -------------------------------
Total issued .............................           432,265          4,996,036
Shares redeemed ..........................          (273,011)        (3,156,511)
                                                -------------------------------
Net increase .............................           159,254       $  1,839,525
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended August 31, 2005                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           444,568       $  5,205,686
Shares issued to shareholders in
  reinvestment of dividends ..............            72,265            847,615
                                                -------------------------------
Total issued .............................           516,833          6,053,301
Shares redeemed ..........................          (515,164)        (6,040,829)
                                                -------------------------------
Net increase .............................             1,669       $     12,472
                                                ===============================


22  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended February 28, 2006. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. Capital Loss Carryforward:

On August 31, 2005, the Fund had a net capital loss carryforward of $6,510,086, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006  23

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only affiliation with Fund Asset Management, L.P. (the "Manager") or other Merrill Lynch affiliates is as a trustee of the Fund and certain other funds advised by the Manager or its affiliates. The Co-chairmen of the Board are also independent trustees. New trustee nominees are chosen as nominees by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Management Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's Management Agreement. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Manager and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Manager and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Manager's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Manager and its affiliates.

The Board believes that the Manager is one of the most experienced global asset management firms and considers the overall services provided by the Manager to be of high quality. The Board also believes that the Manager is financially sound and well managed and notes that the Manager is affiliated with one of America's largest financial firms. The Board works closely with the Manager in overseeing the Manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Manager taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Management Agreement, the Board requested and received materials specifically relating to the Fund's Management Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Manager and its affiliates of the Management Agreement and other relationships with the Fund; and (e) information provided by the Manager concerning investment advisory fees charged to other clients under similar investment mandates. The Board also considers other matters it deems important to the approval process such as payments made to the Manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Manager and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Management Agreement in February, 2006, the independent trustees' and Board's review included the following:

Services Provided by the Manager -- The Board reviewed the nature, extent and quality of services provided by the Manager, focusing on the investment advisory services and the resulting performance of the Fund. The Board uses data provided by Lipper and by management in its review of advisory services. The data compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. In addition to data regarding total return, the Board also considers yield a significant factor in its analysis.


24  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006

While the Board reviews performance data at least quarterly, consistent with the Manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that performance was satisfactory. Considering all of these factors, the Board concluded that the nature and quality of these services supported the continuation of the Management Agreement with the Fund.

The Manager's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Manager responsible for investment operations and the senior management of the Manager's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Manager's investment staff, its use of technology, and the Manager's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Manager's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio management team and noted that Mr. O'Connor has more than ten years' experience in analyzing and investing in tax-exempt fixed income securities, including California Municipal Bonds. Moreover, the Manager and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds considered comparable by Lipper. The Board also compared each Fund's total expenses to those of other comparable funds. The Board noted that the Manager advised the Board that it had no investment mandates with other clients comparable to the Fund. The Board determined that the Fund's contractual and actual management fee rates, as well as the total expenses, were competitive with those of comparable funds. The Board concluded that the management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considered the cost of the services provided to each Fund by the Manager, and the Manager's and its affiliates' profits in relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Manager's methodology in allocating its costs to the management of each Fund and concluded that there was a reasonable basis for the allocation. The Board concluded the Manager's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that the Fund's management fee rate includes a breakpoint schedule that reduces the Fund's management fee rate as the Fund's assets increase. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of each existing Management Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006  25

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2006, Stephen B. Swensrud retired as Trustee of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust. The Fund's Board of Trustees wishes Mr. Swensrud well in his retirement.
--------------------------------------------------------------------------------


26  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2006  27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch California Insured Municipal Bond Fund
Of Merrill Lynch California Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011

                                                                  #10329 -- 2/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

Date: April 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

Date: April 20, 2006


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

Date: April 20, 2006